UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

Unico American Corporation
(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-03978	95-2583928
(Commission File Number)	(IRS Employer Identification No.)

5230 Las Virgenes Road
Calabasas, California	91302
(Address of Principal Executive Offices)	(Zip Code)

(818) 591-9800

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, No Par Value	UNAM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On June 2, 2023, Unico American Corporation (the “Company”) announced that it was notified on June 1, 2023 that the Insurance Commissioner of the State of California (the “Commissioner”) filed a Verified Petition For Order Appointing the Insurance Commissioner as the Conservator of the principal operating subsidiary of the Company, Crusader Insurance Company (“Crusader”) on May 31, 2023 (the “Petition”). The Petition was filed with the Superior Court of California, Los Angeles County, Central District (the “Court”) as the first step of actions by the Commissioner to place Crusader into conservation under the provisions of Section 1011(d) of the California Insurance Code and will result in control of Crusader being assumed by the Commissioner upon entry of an order appointing the Commissioner as conservator.

Following the Petition, it is expected that the Commissioner will file an ex parte application and proposed order of conservation, which is expected to occur during the week of June 5, 2023. The Commissioner asserts in the Petition that Crusader is operating in such an impaired financial condition that the further transaction of business by it will be, and is, hazardous to the policyholders, creditors and the public. In the Petition, the Commissioner is requesting the Court to issue an Order appointing the Commissioner as the Conservator of Crusader. Upon entry of the Order, which the Company expects to occur, the Commissioner, as Conservator (the “Conservator”), will take control of Crusader and conduct its business, including all powers of the directors, officers and managers of Crusader, with the authority of such persons being suspended except as for such powers as the Conservator may redelegate. The Order will also enjoin the directors, officers, agents, and employees of Crusader from transacting any business of Crusader except as may be expressly authorized by the Conservator and will enjoin all persons from instituting, prosecuting or maintaining any action and or other legal proceedings against any of the property of Crusader or from interfering with the conduct of the business by the Conservator.

Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements speak only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Item 8.01 Other Events

On June 2, 2023, the Company issued a press release announcing the filing of the Petition. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

2

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release issued by Unico American Corporation on June 2, 2023

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNICO AMERICAN CORPORATION (Registrant)

Date: June 2, 2023	By:	/s/ Steven Shea
	Name:	Steven Shea
	Title:	President, Chief Executive Officer and
Chief Financial Officer

4